Exhibit 99.1
AmeriCredit Corp.
Composition of the Receivables
2006-B-G Statistical cut
8/29/06*

	New		Used		Total
Aggregate Principal Balance (1)	$154,202,894.03		$408,361,967.74		$562,564,861.77

Number of Receivables in Pool	7,127		25,358		32,485

Percent of Pool by Principal Balance	27.41%		72.59%		100.00%

Average Principal Balance	$21,636.44		$16,103.87		$17,317.68
Range of Principal Balances	($1,810.91 to $66,493.20)		($739.88 to $72,566.19)

Weighted Average APR (1)	15.69%		17.37%		16.91%
Range of APRs	(1.90% to 26.95%	)	(6.00% to 30.00%	)

Weighted Average Remaining Term	69		65		66
Range of Remaining Terms	(3 to 72 months	)	(3 to 72 months	)

Weighted Average Original Term	69		65		66
Range of Original Terms	(24 to 72 months	)	(24 to 72 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.
Distribution of the Receivables by Score as of the Cutoff Date

		Percent of Aggregate		Percent of Aggregate
	AmeriCredit Score (1)	Principal Balance (3)	Credit Bureau Score (2)	Principal Balance (3)
	<215	3.90%
	215-224	19.39%	<540	17.56%
	225-244	38.84%	540-599	40.48%
	245-259	22.54%	600-659	33.46%
	260+	15.33%	660+	8.50%

Weighted Average Score	240		589

(1)	Proprietary credit score, scaled from 135 to 320, developed and utilized by AmeriCredit to support the credit approval and pricing process.

(2)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experien credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total statistical pool.

(3)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.
Distribution of the Receivables by APR as of the Cutoff Date
2006-B-G Statistical cut
8/29/06*
Distribution of the Receivables by APR as of the Cutoff Date

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
APR Range (1)	Date	Principal Balance (2)	Receivables	Receivables (2)
1.000%-1.999%	53,919.72	0.01%	2	0.01%
3.000%-3.999%	113,854.05	0.02%	4	0.01%
4.000%-4.999%	265,442.71	0.05%	9	0.03%
5.000%-5.999%	153,466.10	0.03%	6	0.02%
6.000%-6.999%	286,175.98	0.05%	13	0.04%
7.000%-7.999%	1,527,369.78	0.27%	74	0.23%
8.000%-8.999%	3,438,785.66	0.61%	174	0.54%
9.000%-9.999%	10,530,268.68	1.87%	504	1.55%
10.000%-10.999%	16,277,333.79	2.89%	804	2.47%
11.000%-11.999%	20,196,696.08	3.59%	1,031	3.17%
12.000%-12.999%	30,848,722.75	5.48%	1,606	4.94%
13.000%-13.999%	36,158,717.92	6.43%	1,872	5.76%
14.000%-14.999%	45,183,150.88	8.03%	2,419	7.45%
15.000%-15.999%	51,396,975.31	9.14%	2,783	8.57%
16.000%-16.999%	61,290,292.13	10.89%	3,375	10.39%
17.000%-17.999%	70,465,969.29	12.53%	4,005	12.33%
18.000%-18.999%	78,105,470.95	13.88%	4,578	14.09%
19.000%-19.999%	37,268,477.39	6.62%	2,398	7.38%
20.000%-20.999%	31,741,216.03	5.64%	2,127	6.55%
21.000%-21.999%	30,883,962.97	5.49%	2,102	6.47%
22.000%-22.999%	18,394,884.36	3.27%	1,259	3.88%
23.000%-23.999%	10,377,570.92	1.84%	754	2.32%
24.000%-24.999%	6,578,696.04	1.17%	507	1.56%
25.000%-25.999%	887,449.64	0.16%	64	0.20%
26.000%-26.999%	76,090.54	0.01%	7	0.02%
27.000%-27.999%	15,162.50	0.00%	2	0.01%
28.000%-28.999%	18,766.45	0.00%	2	0.01%
29.000%-29.999%	23,180.39	0.00%	3	0.01%
30.000%-30.999%	6,792.76	0.00%	1	0.00%

TOTAL	562,564,861.77	100.00%	32,485	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.
Distribution of the Receivables by Geographic Location of Obligor
2006-B-G Statistical cut
8/29/06*

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
State	Date (1)	Principal Balance (2)	Receivables	Receivables (2)
Alabama	11,424,546.44	2.03%	664	2.04%
Arizona	10,907,680.75	1.94%	632	1.95%
Arkansas	6,447,592.95	1.15%	377	1.16%
California	59,410,013.24	10.56%	2,990	9.20%
Colorado	7,872,894.14	1.40%	439	1.35%
Connecticut	3,370,988.02	0.60%	205	0.63%
Delaware	2,381,689.37	0.42%	137	0.42%
Florida	58,439,408.72	10.39%	3,313	10.20%
Georgia	19,594,680.98	3.48%	1,097	3.38%
Hawaii	3,238,466.12	0.58%	165	0.51%
Idaho	1,308,331.11	0.23%	82	0.25%
Illinois	22,533,560.05	4.01%	1,381	4.25%
Indiana	11,597,353.22	2.06%	752	2.31%
Iowa	2,424,264.31	0.43%	149	0.46%
Kansas	3,149,979.32	0.56%	193	0.59%
Kentucky	8,319,993.89	1.48%	528	1.63%
Louisiana	9,792,701.44	1.74%	538	1.66%
Maine	1,619,332.99	0.29%	107	0.33%
Maryland	8,087,606.76	1.44%	458	1.41%
Massachusetts	8,265,458.35	1.47%	511	1.57%
Michigan	12,934,269.87	2.30%	823	2.53%
Minnesota	4,629,354.28	0.82%	288	0.89%
Mississippi	7,973,734.43	1.42%	446	1.37%
Missouri	8,532,192.53	1.52%	528	1.63%
Nebraska	1,388,278.28	0.25%	87	0.27%
Nevada	9,418,170.89	1.67%	501	1.54%
New Hampshire	2,037,778.91	0.36%	145	0.45%
New Jersey	11,947,479.73	2.12%	693	2.13%
New Mexico	5,154,887.40	0.92%	287	0.88%
New York	23,069,691.42	4.10%	1,402	4.32%
North Carolina	17,359,885.67	3.09%	972	2.99%
Ohio	29,164,067.29	5.18%	1,937	5.96%
Oklahoma	6,636,623.82	1.18%	392	1.21%
Oregon	4,080,437.53	0.73%	247	0.76%
Pennsylvania	28,457,964.44	5.06%	1,747	5.38%
Rhode Island	1,749,210.82	0.31%	107	0.33%
South Carolina	8,392,407.67	1.49%	496	1.53%
Tennessee	11,284,363.23	2.01%	662	2.04%
Texas	69,729,156.64	12.39%	3,710	11.42%
Utah	2,472,864.17	0.44%	130	0.40%
Virginia	9,680,686.50	1.72%	579	1.78%
Washington	9,410,449.10	1.67%	514	1.58%
West Virginia	4,983,239.09	0.89%	312	0.96%
Wisconsin	7,451,778.42	1.32%	496	1.53%
Other (3)	4,439,347.47	0.79%	266	0.82%

TOTAL	$562,564,861.77	100.00%	32,485	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.